Supplemental Information
for the Quarter Ended June 30, 2014

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 35 geographically diverse enclosed malls, encompassing over 24.8 million square feet in 22 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Benjamin Schall	Chief Operating Officer
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Timothy Salvemini	Chief Administrative Officer
Brian Harper	Executive Vice President, Leasing
Susan Elman	Executive Vice President, General Counsel
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	The Board of Directors declared a common stock dividend of $0.17 per share payable on October 31, 2014 to stockholders of record on October 15, 2014.

Common Share Trading Statistics

	June 30, 2014	March 31, 2014
High	$17.46	$22.03
Low	$15.93	$16.39
Close	$17.11	$17.24
Volume	19,452,500	35,390,200

Shares Outstanding

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Total common shares outstanding	57,742,605	49,637,556	57,742,605	49,637,556
Treasury Stock	—	4,160	—	4,160
Net number of common shares issuable assuming exercise of stock options (1)	156,569	579,385	362,784	579,385
Total common shares - diluted	57,899,174	50,221,101	58,105,389	50,221,101
Weighted average common shares outstanding - diluted (FFO)(2)	57,897,716	50,221,101	57,436,703	50,221,101
Weighted average common shares outstanding - basic (GAAP)(3)	57,519,079	49,342,013	56,828,173	49,337,110
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	57,519,079	49,342,013	56,828,173	49,337,110

(1) Based upon the weighted average stock price for the three and six months ended June 30, 2014.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and six months ended June 30, 2014 and 2013.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q2 2014 Supplemental Package	3

Financial Overview

Consolidated Balance Sheets

(In thousands)	June 30, 2014 (Unaudited)	December 31, 2013

Assets:
Investment in real estate:
Land	$362,030	$353,061
Buildings and equipment	1,742,403	1,595,070
Less accumulated depreciation	(165,468)	(142,432)
Net investment in real estate	1,938,965	1,805,699
Cash and cash equivalents	22,294	14,224
Restricted cash	44,089	46,836
Demand deposit from affiliate (1)	10,014	—
Accounts receivable, net	30,957	30,444
Deferred expenses, net	49,202	46,055
Prepaid expenses and other assets, net	66,416	76,252
Total assets	$2,161,937	$2,019,510

Liabilities:
Mortgages, notes and loans payable, net	$1,482,874	$1,454,546
Accounts payable and accrued expenses, net	105,770	109,683
Total liabilities	1,588,644	1,564,229

Commitments and contingencies	—	—

Equity:
Preferred Stock (2)	—	—
Common stock (3)	578	497
Additional paid-in capital	696,985	565,798
Accumulated deficit	(123,726)	(111,125)
Accumulated other comprehensive loss	(655)	—
Total stockholders' equity	573,182	455,170
Non-controlling interest	111	111
Total equity	573,293	455,281
Total liabilities and equity	$2,161,937	$2,019,510

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on August 14, 2014.
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding as of June 30, 2014 and December 31, 2013.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 57,746,765 issued and 57,742,605 outstanding as of June 30, 2014 and 49,652,596 issued and 49,648,436 outstanding as of December 31, 2013.

Q2 2014 Supplemental Package	4

Financial Overview

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended		Six Months Ended
(In thousands, except per share amounts)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)
Revenues:
Minimum rents	$46,820	$39,834	$92,790	$78,563
Tenant recoveries	18,729	16,155	37,912	32,335
Overage rents	474	841	1,938	2,291
Other	1,767	1,551	2,988	2,685
Total revenues	67,790	58,381	135,628	115,874
Expenses:
Property operating costs	17,159	14,210	33,895	27,817
Real estate taxes	6,073	6,069	12,266	11,784
Property maintenance costs	2,600	2,925	5,776	6,203
Marketing	540	660	1,081	1,312
Provision for doubtful accounts	194	350	388	499
General and administrative	6,541	5,248	12,481	10,099
Depreciation and amortization	23,419	15,563	44,463	31,670
Other	587	969	1,261	1,467
Total expenses	57,113	45,994	111,611	90,851
Operating income	10,677	12,387	24,017	25,023

Interest income	104	125	276	326
Interest expense	(18,833)	(21,659)	(36,647)	(41,303)
Loss before income taxes and discontinued operations	(8,052)	(9,147)	(12,354)	(15,954)
Provision for income taxes	(123)	(219)	(247)	(254)
Loss from continuing operations	(8,175)	(9,366)	(12,601)	(16,208)
Discontinued operations:
Loss from discontinued operations	—	(513)	—	(23,158)
Gain on extinguishment of debt	—	13,995	—	13,995
Discontinued operations, net	—	13,482	—	(9,163)
Net income (loss)	$(8,175)	$4,116	$(12,601)	$(25,371)

Loss from continuing operations per share - Basic and Diluted (1)	$(0.14)	$(0.19)	$(0.22)	$(0.33)

Net income (loss) per share - Basic and Diluted (1)	$(0.14)	$0.08	$(0.22)	$(0.51)

Dividends declared per share	$0.17	$0.13	$0.34	$0.26

Other comprehensive income (loss):
Net income (loss)	$(8,175)	$4,116	$(12,601)	$(25,371)
Other comprehensive income (loss):
Amount of loss reclassified from accumulated OCI into income	(369)	—	(655)	—
Comprehensive income (loss)	$(8,544)	$4,116	$(13,256)	$(25,371)

(1) Calculated using weighted average number of shares of 57,519,079 and 49,342,013 for the three months ended June 30, 2014 and 2013, respectively, and 56,828,173 and 49,337,110 for the six months ended June 30, 2014 and 2013, respectively.

Q2 2014 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	June 30, 2014					June 30, 2013
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$46,820	$—	$46,820	$3,186	$50,006	$39,834	$1,698	$41,532	$3,330	$44,862
Tenant recoveries	18,729	—	18,729	—	18,729	16,155	657	16,812	—	16,812
Overage rents	474	—	474	—	474	841	18	859	—	859
Other	1,767	—	1,767	—	1,767	1,551	52	1,603	—	1,603
Total revenues	67,790	—	67,790	3,186	70,976	58,381	2,425	60,806	3,330	64,136
Operating Expenses:
Property operating costs (2)	17,159	—	17,159	(36)	17,123	14,210	884	15,094	(30)	15,064
Real estate taxes	6,073	—	6,073	—	6,073	6,069	141	6,210	—	6,210
Property maintenance costs	2,600	—	2,600	—	2,600	2,925	150	3,075	—	3,075
Marketing	540	—	540	—	540	660	21	681	—	681
Provision for doubtful accounts	194	—	194	—	194	350	11	361	—	361
Total operating expenses	26,566	—	26,566	(36)	26,530	24,214	1,207	25,421	(30)	25,391

Net operating income	41,224	—	41,224	3,222	44,446	34,167	1,218	35,385	3,360	38,745

General and administrative (3)(4)	6,541	—	6,541	(16)	6,525	5,248	—	5,248	(63)	5,185
Other (5)	587	—	587	(587)	—	969	—	969	(969)	—
Subtotal	34,096	—	34,096	3,825	37,921	27,950	1,218	29,168	4,392	33,560

Interest income	104	—	104	—	104	125	—	125	—	125
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization and write-off of market rate adjustments	(1,313)	—	(1,313)	1,313	—	(2,252)	(541)	(2,793)	2,793	—
Amortization and write-off of deferred financing costs	(880)	—	(880)	880	—	(2,853)	(49)	(2,902)	2,902	—
Debt extinguishment costs	—	—	—	—	—	(1,026)	—	(1,026)	1,026	—
Interest on debt	(16,640)	—	(16,640)	—	(16,640)	(15,528)	(946)	(16,474)	—	(16,474)
Provision for income taxes	(123)	—	(123)	123	—	(219)	—	(219)	219	—
Funds from operations	$15,244	$—	$15,244	$6,141	$21,385	$6,197	$(318)	$5,879	$11,332	$17,211
Funds from operations per share - basic and diluted (6)					$0.37					$0.35
Funds from operations per share - diluted (7)					$0.37					$0.34

(1) Core adjustments include the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(462) and $(889), above / below market lease amortization of $3,639 and $3,969 and tenant inducement amortization of $9 and $250 for the three months ended June 30, 2014 and 2013, respectively.
(2) Core adjustments include above / below market ground lease amortization of $36 and $30 for the three months ended June 30, 2014 and 2013, respectively.
(3) General and administrative costs include $957 and $775 of non-cash stock compensation expense for the three months ended June 30, 2014 and 2013, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $16 and $63 for the three months ended June 30, 2014 and 2013, respectively.
(5) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(6) Calculated using weighted average number of shares of common stock of 57,519,079 and 49,342,013 for the three months ended June 30, 2014 and 2013, respectively.
(7) Assumes 57,897,716 and 50,221,101 diluted shares of common stock for the three months ended June 30, 2014 and 2013, respectively.

Q2 2014 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Six Month Period Ended

	June 30, 2014					June 30, 2013
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$92,790	$—	$92,790	$6,319	$99,109	$78,563	$3,117	$81,680	$7,236	$88,916
Tenant recoveries	37,912	—	37,912	—	37,912	32,335	1,475	33,810	—	33,810
Overage rents	1,938	—	1,938	—	1,938	2,291	72	2,363	—	2,363
Other	2,988	—	2,988	—	2,988	2,685	148	2,833	—	2,833
Total revenues	135,628	—	135,628	6,319	141,947	115,874	4,812	120,686	7,236	127,922
Operating Expenses:
Property operating costs (2)	33,895	—	33,895	(67)	33,828	27,817	1,682	29,499	(61)	29,438
Real estate taxes	12,266	—	12,266	—	12,266	11,784	301	12,085	—	12,085
Property maintenance costs	5,776	—	5,776	—	5,776	6,203	286	6,489	—	6,489
Marketing	1,081	—	1,081	—	1,081	1,312	49	1,361	—	1,361
Provision for doubtful accounts	388	—	388	—	388	499	1	500	—	500
Total operating expenses	53,406	—	53,406	(67)	53,339	47,615	2,319	49,934	(61)	49,873

Net operating income	82,222	—	82,222	6,386	88,608	68,259	2,493	70,752	7,297	78,049

General and administrative (3)(4)	12,481	—	12,481	(22)	12,459	10,099	—	10,099	(94)	10,005
Other (5)	1,261	—	1,261	(1,261)	—	1,467	—	1,467	(1,467)	—
Subtotal	68,480	—	68,480	7,669	76,149	56,693	2,493	59,186	8,858	68,044

Interest income	276	—	276	—	276	326	—	326	—	326
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization and write-off of market rate adjustments	(1,887)	—	(1,887)	1,887	—	(3,548)	(1,131)	(4,679)	4,679	—
Amortization and write-off of deferred financing costs	(2,153)	—	(2,153)	2,153	—	(4,978)	(103)	(5,081)	5,081	—
Debt extinguishment costs	—	—	—	—	—	(1,886)	—	(1,886)	1,886	—
Interest on debt	(32,607)	—	(32,607)	—	(32,607)	(30,891)	(1,993)	(32,884)	—	(32,884)
Provision for income taxes	(247)	—	(247)	247	—	(254)	—	(254)	254	—
Funds from operations	$31,862	$—	$31,862	$11,956	$43,818	$15,462	$(734)	$14,728	$20,758	$35,486
Funds from operations per share - basic and diluted (6)					$0.77					$0.72
Funds from operations per share - diluted (7)					$0.76					$0.71

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(1,087) and $(1,853), above / below market lease amortization of $7,396 and $8,589 and tenant inducement amortization of $10 and $500 for the six months ended June 30, 2014 and 2013, respectively.
(2) Core adjustments include above / below market ground lease amortization of $67 and $61 for the six months ended June 30, 2014 and 2013, respectively.
(3) General and administrative costs include $1,777 and $1,497 of non-cash stock compensation expense for the six months ended June 30, 2014 and 2013, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $22 and $94 for the six months ended June 30, 2014 and 2013, respectively.
(5) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(6) Calculated using weighted average number of shares of 56,828,173 and 49,337,110 for the six months ended June 30, 2014 and 2013, respectively.
(7) Assumes 57,436,703 and 50,221,101 diluted common shares as of the six months ended June 30, 2014 and 2013, respectively.

Q2 2014 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)

Consolidated net operating income	$41,224	$34,167	$82,222	$68,259
Add / (less) :
Discontinued operations	—	1,218	—	2,493
Core NOI adjustments	3,222	3,360	6,386	7,297
Core net operating income	44,446	38,745	88,608	78,049
Add / (less):
Non same property assets (1)	(10,882)	(4,543)	(20,356)	(9,137)
Lease termination income and other	(456)	(239)	(456)	(274)
Same property core net operating income	$33,108	$33,963	$67,796	$68,638
Adjust for (income) loss on legacy litigation expenses	785	(466)	785	(466)
Same property core net operating income, as adjusted	$33,893	$33,497	$68,581	$68,172
Same property change %, as adjusted	1.18%		0.60%

(1) Represents the acquisitions of Greenville Mall, Chesterfield Towne Center, The Centre at Salisbury and Bel Air Mall which were acquired in July 2013, December 2013, December 2013, and May 2014, respectively, and the disposition of Boulevard Mall in June 2013. Same Property portfolio also excludes Knollwood Mall and Gateway Mall which are or will be undergoing construction to convert assets from enclosed malls to open air power centers, and Steeplegate Mall which has been designated as a special consideration asset. An asset is designated as special consideration when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

Q2 2014 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Six Months Ended
(In thousands, except per share)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2013 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$41,224	$35,385	$82,222	$70,752
Discontinued operations	—	(1,218)	—	(2,493)
General and administrative	(6,541)	(5,248)	(12,481)	(10,099)
Other	(587)	(969)	(1,261)	(1,467)
Depreciation and amortization	(23,419)	(15,563)	(44,463)	(31,670)
Operating income	$10,677	$12,387	$24,017	$25,023

Reconciliation of FFO to GAAP Net income (loss) attributable to common stockholders
FFO:	$15,244	$5,879	$31,862	$14,728
Discontinued operations	—	(195)	—	(22,424)
Depreciation and amortization	(23,419)	(15,563)	(44,463)	(31,670)
Gain on extinguishment of debt	—	13,995	—	13,995
Net income (loss) attributable to common stockholders	$(8,175)	$4,116	$(12,601)	$(25,371)

Weighted average number of shares outstanding	57,519,079	49,342,013	56,828,173	49,337,110
Net income (loss) per share	$(0.14)	$0.08	$(0.22)	$(0.51)

Q2 2014 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2014	2015	2016	2017	2018	After	Mortgage Details
Steeplegate Mall (1)(2)	Aug	2014	4.94	$47,008	$46,849	$158	$—	$—	$—	$—	$—	Non-recourse / fixed
Bel Air Mall	Dec	2015	5.30	112,339	109,045	1,063	2,231	—	—	—	—	Non-recourse / fixed
Greenville Mall	Dec	2015	5.29	40,991	39,857	390	744	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	69,927	64,660	1,390	2,926	951	—	—	—	Non-recourse / fixed
Washington Park Mall(1)	Apr	2016	5.35	10,690	9,988	185	387	130	—	—	—	Non-recourse / fixed
The Centre at Salisbury	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed
Turtle Creek	Jun	2016	6.54	78,133	76,079	485	1,033	536	—	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	59,179	54,423	1,052	2,226	1,478	—	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	59,955	57,266	476	999	1,043	171	—	—	Non-recourse / fixed
NewPark Mall (3)	May	2017	4.21	65,715	63,050	411	860	915	479	—	—	Non-recourse / floating
Sikes Senter (1)	Jun	2017	5.20	54,618	48,194	892	1,863	2,554	1,115	—	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	35,732	31,113	560	1,171	1,615	1,273	—	—	Non-recourse / fixed
West Valley Mall (4)	Sep	2018	3.24	59,000	56,790	—	—	188	1,147	874	—	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	47,028	39,891	374	784	818	866	911	3,384	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,677	2,894	41	86	90	95	100	371	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	76,623	65,085	586	1,230	1,284	1,363	1,435	5,640	Non-recourse / fixed
Chesterfield Towne Center	Oct	2022	4.75	108,920	92,380	821	1,719	1,789	1,892	1,985	8,334	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	50,483	41,844	430	897	931	980	1,025	4,376	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	68,649	55,951	596	1,239	1,285	1,348	1,406	6,825	Non-recourse / fixed
Valley Hills Mall	July	2023	4.47	67,034	54,921	542	1,130	1,174	1,237	1,294	6,737	Non-recourse / fixed

Total property level debt			5.18	1,230,701	1,125,280	10,452	21,525	16,781	11,966	9,030	35,667

Property Term Loan (5)	Nov	2018	2.51	260,000	260,000	—	—	—	—	—	—	Recourse/floating
Revolver (5)(6)	Nov	2017	—	—	—	—	—	—	—	—	—	Recourse/floating

Total corporate level debt				260,000	260,000	—	—	—	—	—	—
Total debt outstanding			4.71%	$1,490,701	$1,385,280	$10,452	$21,525	$16,781	$11,966	$9,030	$35,667

Total debt				$1,490,701
Market rate adjustment				(7,827)
Total debt outstanding				$1,482,874
(1) Prepayable without a penalty.
(2) As of June 30, 2014, the Company has commenced discussions with the special servicer. As of July 21, 2014, a receiver has been appointed and the Company along with the special servicer and receiver are working on an orderly transfer of the deed to the Steeplegate Mall mortgage lender or successor lender should the loan be sold in the coming months. The loan matured on August 1, 2014 and was not repaid, as such the loan is currently in default.
(3) LIBOR (30 day) plus 405 basis points. In July, the Company reduced the spread on NewPark Mall from LIBOR plus 405 basis points to LIBOR plus 325 basis points.
(4) As of December 31, 2013, the loan related to West Valley Mall was at LIBOR plus 175 basis points. During the six months ended June 30, 2014, the Company entered into a swap transaction which fixed the interest rate on the loan for this property to 3.24%.
(5) LIBOR (30 day) plus 235 basis points.
(6)As of June 30, 2014, the 2013 Revolver was undrawn.

Q2 2014 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2014	2015	2016	2017	2018	After	Total
Balloon payment	$46,849	$148,902	$320,150	$199,623	$316,790	$352,966	$1,385,280
Amortization	10,451	21,525	16,781	11,966	9,031	35,667	105,421
Debt maturity and amortization	$57,300	$170,427	$336,931	$211,589	$325,821	$388,633	$1,490,701
Weighted average interest rate of expiring debt	4.94%	5.30%	6.34%	4.86%	2.64%	4.66%	4.71%

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2014	$1,156,129	$260,000	$48,000	$1,464,129
Bayshore Mall payoff	(27,639)	—	—	(27,639)
Bel Air Mall Acquisition (Assumed debt)	112,504	—	—	112,504
Drawdown on Revolver 2014	—	—	10,000	10,000
Paydown on Revolver 2014	—	—	(58,000)	(58,000)
Q1 2014 mortgage loan amortization	(5,182)	—	—	(5,182)
Q2 2014 mortgage loan amortization	(5,111)	—	—	(5,111)
Ending balance as of June 30, 2014	$1,230,701	$260,000	$—	$1,490,701

Weighted Average Balance	$1,150,076	$260,000	$4,055	$1,414,131

Q2 2014 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	June 30, 2014 (Unaudited)	December 31, 2013

Above-market tenant leases, net	$59,073	$68,683
Deposits	521	682
Below-market ground leases, net	3,223	1,781
Prepaid expenses	2,980	4,776
Other	619	330
Total prepaid expenses and other assets, net	$66,416	$76,252

Accounts Payable and Accrued Expenses, Net

(In thousands)	June 30, 2014 (Unaudited)	December 31, 2013

Below-market tenant leases, net	$40,971	$40,247
Construction payable	16,062	21,821
Accounts payable and accrued expenses	7,404	10,310
Accrued interest	6,287	4,213
Accrued real estate taxes	9,090	5,640
Accrued dividend	9,885	6,454
Deferred income	5,161	6,539
Accrued payroll and other employee liabilities	3,408	7,942
Tenant and other deposits	1,269	1,249
Asset retirement obligation liability	4,423	4,745
Derivative liability	655	—
Other	1,155	523
Total accounts payable and accrued expenses, net	$105,770	$109,683

Q2 2014 Supplemental Package	12

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Stabilized Yield	Construction Start Date	Substantial Completion Date
Bayshore Mall Eureka, CA	Convert former junior anchor space and unproductive space to accommodate new tenants including TJ Maxx, Ulta, and The Sports Authority	43,100	$6,100	$5,919	11.3%	Q2 2013	Q2 2014
Lansing Mall Lansing, MI	Replace vacant anchor space with Regal Cinema and Longhorn Steakhouse	57,700	$14,300	$14,010	9.8%	Q2 2013	Q2 2014
Three Rivers Mall Kelso, WA	Convert anchors and unproductive space to Regal Cinemas, Sportsman's Warehouse and high volume restaurants	103,000	$20,100	$6,620	9 - 10%	Q4 2013	Q4 2014
Knollwood Mall St. Louis Park, MN	De-mall and construct new exterior facing junior boxes including Nordstrom Rack, small shops, and a new outparcel building	118,000	$32,200	$4,150	9 - 10%	Q4 2013	Q1 2015

Operating Property Capital Expenditures:

Three Months Ended
(In thousands)	June 30, 2014
Ordinary capital expenditures (1)	$1,020
Cosmetic capital expenditures	2,678
Tenant improvements and allowances (2)	5,642
Total	$9,340

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q2 2014 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of June 30, 2014

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	35	11,556	6,108	7,156	24,820

	Operating Metrics

		Tenant Sales (2)	Occupancy Cost (3)
	Total Rouse Properties Portfolio	$309	12.3%

	Same Property Portfolio
	In-Place Rent < 10k SF (4)
	June 30, 2014	June 30, 2013
Freestanding	$18.57	$18.77
Mall	39.09	38.83
Total Same Property Portfolio	$36.99	$37.06

	Total Portfolio
	In-Place Rent < 10k SF (4)
	June 30, 2014	June 30, 2013
Freestanding	$19.65	$19.03
Mall	39.17	38.61
Total Portfolio	$37.07	$36.79

(1) See Property Schedule on page 15 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of June 30, 2014 and 2013. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q2 2014 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of June 30, 2014

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	276,149	188,817	—	464,966	91.9%	91.4%
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	401,450	87,939	132,319	621,708	84.7	79.6
Bel Air Mall	Mobile, AL	Belk, jcpenney, Sears, Dillard's, Target	446,326	558,023	333,990	1,338,339	92.5	92.5
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	303,559	161,216	264,918	729,693	94.9	91.6
Cache Valley Mall	Logan, UT	jcpenney, Herbergers	240,612	145,832	—	386,444	91.9	85.9
Chesterfield Towne Center	Richmond, VA	Macy's, jcpenney, Sears, Garden Ridge	474,063	543,572	—	1,017,635	90.9	90.9
Chula Vista Center	Chula Vista, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	320,101	163,232	377,600	860,933	91.8	80.9
Collin Creek	Plano, TX	Sears, jcpenney, Macy's	325,159	176,259	613,824	1,115,242	88.9	88.8
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's Sports, Cinemark	356,528	78,440	58,997	493,965	79.0	77.4
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	306,166	—	283,349	589,515	89.4	81.7
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Belk, Dunham's Sports	226,270	178,510	46,051	450,831	91.7	89.6
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat, Cinemark	351,088	276,358	257,353	884,799	92.6	92.3
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's, Regal Cinema	500,109	210,900	103,000	814,009	95.3	90.0
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	185,497	—	348,000	533,497	91.1	76.6
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	496,431	207,372	335,870	1,039,673	90.4	82.1
North Plains Mall	Clovis, NM	Dillards, jcpenney, Sears, Beall's	108,975	194,081	—	303,056	95.4	95.4
Pierre Bossier Mall	Bossier City, LA	jcpenney, Sears, Dillard's, Virginia College	264,937	59,156	288,328	612,421	89.0	85.3
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's	363,930	357,416	140,000	861,346	97.6	97.6
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears, Cinemark	173,914	—	196,492	370,406	96.4	96.4
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,523	374,690	—	666,213	96.7	96.7
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	148,148	172,253	—	320,401	83.1	83.1
Southland Center	Taylor, MI	jcpenney, Macy's, Cinemark	368,568	215,787	292,377	876,732	95.9	90.6
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,167	445,896	292,000	1,298,063	94.1	81.6
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's, Regal Cinema	482,128	134,148	547,432	1,163,708	79.6	77.9
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Sportsman Warehouse	316,658	98,566	—	415,224	84.8	69.3
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	367,063	—	364,217	731,280	90.5	90.5
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	323,096	—	611,516	934,612	89.0	87.5
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	392,102	—	670,210	1,062,312	92.5	92.0
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.0	97.0
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target	537,402	236,454	111,836	885,692	94.3	87.1
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	144,336	70,500	301,188	516,024	85.8	85.8
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	243,707	94,482	—	338,189	96.9	94.5
Total Same Property portfolio, including acquisitions			10,458,024	5,552,793	7,042,269	23,053,086	91.0%	87.2%
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Cinema 6	490,089	218,055	113,613	821,757	94.4	80.6
Knollwood Mall	St. Louis Park, MN	Kohl's, TJ Maxx, Cub Foods	383,893	80,684	—	464,577	86.3	70.9
Steeplegate Mall	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	65.6	65.6
Redevelopment and special consideration assets			1,097,755	555,086	113,613	1,766,454	85.7%	74.2%
Total Rouse Portfolio			11,555,779	6,107,879	7,155,882	24,819,540	90.5%	85.9%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q2 2014 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of June 30, 2014

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	469	1,044,332	$12.90
Permanent Leasing
2013 and Prior	15	45,433	41.24	0.7%
2014	94	256,837	30.10	2.9%
2015	408	1,202,229	29.84	13.6%
2016	361	1,233,612	30.72	14.4%
2017	325	1,114,320	32.34	13.7%
2018	190	952,945	29.87	10.8%
2019	116	670,943	28.71	7.3%
2020	65	436,976	22.00	3.6%
2021	82	620,100	23.75	5.6%
2022	96	432,107	30.43	5.0%
2023	80	378,081	31.27	4.5%
2024	103	748,985	21.37	6.1%
2025 and thereafter	62	1,322,379	23.61	11.8%
Total Permanent Leasing	1,997	9,414,947	$28.04	100%
Total Leasing	2,466	10,459,279

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores and kiosks.
(2) Excluded from the Expiring Rate are freestanding spaces and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q2 2014 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of June 30, 2014

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.2%	271	66	66
Foot Locker, Inc	Champs Sports, Footaction USA, Foot Locker, Kids Foot Locker, Lady Foot Locker	3.2	235	56	56
jcpenney Company, Inc.	jcpenney	2.6	2,731	29	18(2)
Cinemark USA, Inc.	Cinemark Movies	2.3	369	8	8
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.0	124	22	22
Sears Holdings Corporation	Sears	1.9	3,248	24	13
Macy's	Macy's	1.8	2,187	16	5
Sterling Jewelers, Inc.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	1.8	51	33	33
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.7	46	41	41
Best Buy Co Inc.	Best Buy, Best Buy Mobile	1.6	178	17	17
Totals		23.0%	9,440	312	279

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q2 2014 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of June 30, 2014

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	43	91,294	6.9	$26.66	$12.22	$29.08	$13.99
Over 10,000 sq. ft.	5	175,456	11.4	18.14	—	18.68	—
Total New Leases	48	266,750	9.8	20.91	12.22	22.07	13.99

Renewal Leases
Under 10,000 sq. ft.	60	177,600	3.6	$36.74	$14.12	$38.24	$14.12
Over 10,000 sq. ft.	6	71,512	3.2	13.28	—	13.36	—
Total Renewal Leases	66	249,112	3.5	29.51	14.12	30.58	14.12

Sub-Total	114	515,862	6.8	24.97	13.57	26.08	14.08

Percent in Lieu	14	49,511	n.a.	n.a.	n.a	n.a.	n.a

Total Q2 2014	128	565,373	6.8	$24.97	$13.57	$26.08	$14.08
Total Q1 2014	109	529,122
Total 2014	237	1,094,495

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended June 30, 2014	84	296,011	4.2	$27.47	$28.69	$25.52	$1.95	7.7%	$3.17	12.4%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q2 2014 Supplemental Package	18

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall	All mall shop locations excluding anchor and freestanding stores.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q2 2014 Supplemental Package	19